UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2017

ONCOMED PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35993	38-3572512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

800 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 995-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 10, 2017, OncoMed Pharmaceuticals, Inc. (the “Company”) issued a press release announcing top-line results from the Company’s randomized Phase 2 “YOSEMITE” clinical trial of demcizumab (anti-DLL4, OMP-21M18) in combination with Abraxane® (paclitaxel protein-bound particles for injectable suspension) (albumin bound) plus gemcitabine in previously untreated patients with metastatic pancreatic cancer as well as a conference call/webcast to review these results (the “Demcizumab Press Release”). A copy of the Demcizumab Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1. In the Demcizumab Press Release, the Company reported that the Phase 2 YOSEMITE trial did not meet the primary endpoint of progression-free survival and that the interim median overall survival analysis did not show a benefit for demcizumab in combination with Abraxane plus gemcitabine compared to the Abraxane, gemcitabine plus placebo arm in patients with first-line metastatic pancreatic cancer. The Company also reported that it will be discontinuing the Phase 2 YOSEMITE trial and will conduct additional analyses, together with its partner for demcizumab, Celgene Corporation, to understand the outcomes of the Phase 2 YOSEMITE trial. The Company further reported that it will also discontinue any additional enrollment in its other ongoing clinical trials of demcizumab and will conduct analyses of the data from those trials as planned.

Also on April 10, 2017, the Company issued a press release announcing that Bayer Pharma AG had notified the Company of its decision not to exercise its option to license vantictumab (anti-Fzd, OMP-18R5) and ipafricept (Fzd8-Fc, OMP-54F28) (the “Bayer Press Release”). A copy of the Bayer Press Release is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated April 10, 2017 entitled “OncoMed’s Phase 2 Demcizumab Pancreatic Cancer Trial Misses Primary Endpoint”
99.2	Press release dated April 10, 2017 entitled “OncoMed Pharmaceuticals Announces Bayer Terminates its Option to License Vantictumab or Ipafricept”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2017	ONCOMED PHARMACEUTICALS, INC.

	By:	/s/ Alicia J. Hager
Alicia J. Hager, J.D., Ph.D. Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 10, 2017 entitled “OncoMed’s Phase 2 Demcizumab Pancreatic Cancer Trial Misses Primary Endpoint”
99.2	Press release dated April 10, 2017 entitled “OncoMed Pharmaceuticals Announces Bayer Terminates its Option to License Vantictumab or Ipafricept”